UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  June 9, 2005

                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                  1-13669            95-4654481
   (State or Other Jurisdiction      (Commission       (I.R.S. Employer
           of Incorporation)         File Number)     Identification No.)


                         21900 BURBANK BLVD., SUITE 270
                           WOODLAND HILLS, CALIFORNIA              91367
                   (Address of Principal Executive Offices)     (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 9, 2005, the board of directors of Tag-It Pacific, Inc. (the "Registrant") approved an increase in the number of its Class I directors from two to three members, and the appointment of three new directors: Susan White, Raymond Musci and Joseph Miller. Mr. Miller was appointed as a Class I director to fill the newly created vacancy and Mr. Musci was appointed as a Class III director to fill the existing vacancy, with both appointments effective as of June 9, 2005. The board approved Ms. White's appointment as a Class II director to fill the current vacancy, with her appointment to be effective immediately following the Registrant's Annual Stockholders Meeting on Tuesday, June 14, 2005.

     Ms. White and Messrs. Musci and Miller each are "independent directors" as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange ("AMEX"). Messrs. Musci and Miller also have been appointed to the audit committee of the Registrant's board of directors.

     As a result of the new director appointments, the Registrant is now in compliance with the AMEX listing standards requiring the board to be comprised of a majority of independent directors. In addition, the Registrant's audit committee now complies with the AMEX requirements.

     There are no arrangements or understandings between any of the new directors and any person pursuant to which they were elected as directors. There have been no transactions, or series of related transactions, in the last year, nor is there any currently proposed transaction, or series of similar transactions, to which the Registrant or any of its subsidiaries was a party, or will be a party, and in which any of the new directors or any member of their immediate family had, or will have, a direct or indirect material interest.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TAG-IT  PACIFIC,  INC.



Date:  June 10, 2005         By:     /s/ August DeLuca
                                --------------------------------------
                                August DeLuca, Chief Financial Officer


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